UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/20/2006

Analytical Surveys, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-13111

CO	84-0846389
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

9725 Datapoint Drive
Suite 300B
San Antonio, TX 78229
(Address of principal executive offices, including zip code)

210-657-1500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On February 16, 2006, Analytical Surveys, Inc. announced that it acquired a 20 percent working interest in a producing Oklahoma oil and natural gas well. The company acquired the interest for $300,000 cash from TD Energy LLC, the operator of the well and owner of the remaining 80 percent working interest.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analytical Surveys, Inc.

Date: February 20, 2006	By:	/s/ Lori A. Jones
Lori A. Jones
CEO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated February 16, 2006 - Analytical Surveys acquires working interest in Oklahoma oil and natural gas well